Contractual Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2018
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Disclosure of Contingent Liabilities and Assets
Contingencies and guarantees

	Jun 2018	Dec 2017
	Reviewed	Audited
	US Dollar million
Contingent liabilities
Litigation – Ghana (1) (2)	97	97
Litigation - North America (3)	—	—
Tax disputes – Brazil (4)	21	24
Tax dispute - AngloGold Ashanti Colombia S.A.(5)	149	150
Tax dispute - Cerro Vanguardia S.A.(6)	18	27
Groundwater pollution (7)	—	—
Deep groundwater pollution – Africa (8)	—	—

	285	298

Litigation claims

(1)
Litigation - On 11 October 2011, AngloGold Ashanti (Ghana) Limited (AGAG) terminated Mining and Building Contractors Limited’s (MBC) underground development agreement, construction on bulkheads agreement and diamond drilling agreement at Obuasi mine. The parties reached agreement on the terms of the separation and concluded a separation agreement on 8 November 2012. On 20 February 2014, AGAG was served with a demand issued by MBC claiming a total of $97m. In December 2015, the proceedings were stayed in the High Court pending arbitration. In February 2016, MBC submitted the matter to arbitration. On 12 July 2018, the Ghana Arbitration Centre notified AGAG that MBC had appointed an arbitrator and requested that AGAG also nominate an arbitrator.

(2)
Litigation - AGAG received a summons on 2 April 2013 from Abdul Waliyu and 152 others in which the plaintiffs allege that they were or are residents of the Obuasi municipality or its suburbs and that their health has been adversely affected by emission and/or other environmental impacts arising in connection with the current and/or historical operations of the Pompora Treatment Plant (PTP), which was decommissioned in 2000. The plaintiffs’ alleged injuries include respiratory infections, skin diseases and certain cancers. The plaintiffs subsequently did not timely file their application for directions, but AGAG intends to allow some time to pass prior to applying to have the matter struck out for want of prosecution. On 24 February 2014, executive members of the PTP (AGAG) Smoke Effect Association (PASEA), sued AGAG by themselves and on behalf of their members (undisclosed number) on grounds similar to those discussed above, as well as economic hardships as a result of constant failure of their crops. This matter has been adjourned indefinitely. AGAG intends to allow some time to pass prior to applying to have the matter struck out for want of prosecution. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for AGAG’s obligation in either matter.

(3)
Litigation - On 19 October 2017, Newmont Mining Co. filed a lawsuit in the United States District Court for the Southern District of New York against AngloGold Ashanti and certain related parties, alleging that AngloGold Ashanti and such parties did not provide Newmont with certain information material to its purchase of the Cripple Creek & Victor Gold Mining Company in 2015 during the negotiation- and-sale process.  AngloGold Ashanti believes the lawsuit is without merit and continues to vigorously defend against it. The matter is proceeding. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for the obligation.

Tax claims

(4)
Tax disputes - AngloGold Ashanti Limited’s subsidiaries in Brazil are involved in various disputes with tax authorities. These disputes involve federal tax assessments including income tax, royalties, social contributions, VAT and annual property tax. Collectively, the possible amount involved is approximately $21m (2017: $24m).  Management is of the opinion that these taxes are not payable.

(5)
Tax dispute - In January 2013, AngloGold Ashanti Colombia S.A. (AGAC) received notice from the Colombian Tax Office (DIAN) that it disagreed with the company’s tax treatment of certain items in the 2010 and 2011 income and equity tax returns. On 23 October 2013, AGAC received the official assessments from the DIAN which established that an estimated additional tax of $21m (2017: $21m) will be payable if the tax returns are amended. Penalties and interest for the additional taxes may amount to $128m (2017: $129m). The company believes that the DIAN has applied the tax legislation incorrectly. AGAC subsequently challenged the DIAN’s ruling by filing lawsuits in March 2015 and April 2015 before the Administrative Tribunal of Cundinamarca (the trial court for tax litigation). Closing arguments on the tax disputes were presented in February and June 2017 and judgement is pending. On 23 April 2018, the Administrative Tribunal denied AGAC’s arguments with respect to the 2011 income tax litigation but reduced the fine imposed to $15m. AGAC subsequently appealed this judgment. The Administrative Tribunal may take 12 months or more to deliver its decision and if an appeal from either party is sought, a final judgement could take several years. In January 2018, AGAC received notice from the DIAN that it also disagreed with AGAC’s 2013 income and equity tax returns on the same basis as the 2010 and 2011 returns. A final assessment is awaited. AGAC will likely challenge this assessment as well by filing a lawsuit before the Administrative Tribunal.

(6)
Tax dispute - On 12 July 2013, Cerro Vanguardia S.A. (CVSA) received a notification from the Argentina Tax Authority (AFIP) requesting corrections to the 2007, 2008 and 2009 income tax returns of $4m (2017: $6m) relating to the non-deduction of tax losses previously claimed on hedge contracts. The AFIP is of the view that the financial derivatives could not be considered as hedge contracts, as hedge contract losses could only be offset against gains derived from the same kind of hedging contracts. Penalties and interest on the disputed amounts are estimated at a further $14m (2017: $21m). CVSA and AFIP have corresponded on this issue over the past several years and while management is of the opinion that the taxes are not payable, the government continues to assert its position regarding the use of the financial derivatives. CVSA filed an appeal with the Tax Court on 19 June 2015, and the parties submitted their final reports in July 2017. The matter is pending with the Tax Court.

Other

(7)
Groundwater pollution - AngloGold Ashanti has identified groundwater contamination plumes at certain of its operations, which have occurred primarily as a result of seepage from mine residue stockpiles. Numerous scientific, technical and legal studies have been undertaken to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The group has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation (MNA) by the existing environment will contribute to improvements in some instances. Furthermore, literature reviews, field trials and base line modelling techniques suggest, but have not yet proven, that the use of phyto-technologies can address the soil and groundwater contamination. Subject to the completion of trials and the technology being a proven remediation technique, no reliable estimate can be made for the obligation.

(8)
Deep groundwater pollution - The group has identified potential water ingress and future pollution risk posed by deep groundwater in certain underground mines in Africa. Various studies have been undertaken by AngloGold Ashanti since 1999 to understand this potential risk.  In South Africa, due to the interconnected nature of mining operations, any proposed solution needs to be a combined one supported by all the mines located in these gold fields. As a result, the Mineral and Petroleum Resources Development Act (MPRDA) requires that the affected mining companies develop a Regional Mine Closure Strategy to be approved by the Department of Mineral Resources. In view of the limitation of current information for the accurate estimation of a liability, no reliable estimate can be made for the obligation.